UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Frontdoor, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
FRONTDOOR, INC.
2025 Annual Meeting Vote in advance by May 13, 2025 11:59 PM EDT or vote at the meeting

FRONTDOOR, INC. 3400 PLAYERS CLUB PARKWAY MEMPHIS, TENNESSEE 38125-1731

V64869-P25356

You invested in FRONTDOOR, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 14, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2025 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 14, 2025 10:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/FTDR2025

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting and the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to view the proxy materials (or easily request a paper or e-mail copy) and to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors: To elect eight members to the Board of Directors to serve for a one-year term.
Nominees:

1a.	William C. Cobb	For
1b.	D. Steve Boland	For
1c.	Anna C. Catalano	For
1d.	Peter L. Cella	For
1e.	Christopher L. Clipper	For
1f.	Balakrishnan A. Ganesh	For
1g.	Brian P. McAndrews	For
1h.	Liane J. Pelletier	For
2.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025.	For
3.	Advisory vote to approve the Company’s named executive officer compensation.	For
NOTE: We may also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
Our board has fixed the close of business on March 21, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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